Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Financial Officer of Beazer Homes USA, Inc. (the “Company”) hereby certifies that the Report on Form 10-Q of the Company for the period ended December 31, 2008, accompanying this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 9, 2009	/s/ Allan P. Merrill
Allan P. Merrill
Executive Vice President and Chief Financial Officer
The foregoing certification is being furnished solely pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Title 18, United States Code, and is not being filed as part of the report or as a separate disclosure document.